SUPPLEMENT DATED MAY 20, 2002
                                     TO THE
                          PROSPECTUS DATED MAY 1, 2002
                                       FOR
                   PERSPECTIVE IISM FIXED AND VARIABLE ANNUITY
                       JACKSON NATIONAL SEPARATE ACCOUNT I

The "Guaranteed Minimum Income Benefit" section should be amended as follows:

On page 32, the sixth paragraph should be deleted and replaced in its entirety with the following:

Both the amount of the GMIB and the quarterly charge for the GMIB (described above in the Charges section) are based upon an amount called the "GMIB Benefit Base." The GMIB Benefit Base is the greater of (a) or (b), where (a) is:

o    all premiums you have paid (net of any applicable premium taxes); plus

o any Contract Enhancements credited on or before the business day the GMIB Benefit Base is being calculated; minus

o    an  adjustment  (described  below)  for  any  withdrawals   (including  any
     applicable charges and excess interest adjustments to those withdrawals); minus

o annual contract maintenance charges, transfer charges and any applicable contract charges due (other than the GMIB charge) under any optional endorsement; and minus

o    any taxes incurred, or chargeable under the Contract;

compounded at an annual interest rate of 6% from the date your Contract was issued until the earlier of the annuitant's 80th birthday or the date the GMIB is exercised;


On page 33, the first paragraph should be deleted and replaced in its entirety with the following:

All adjustments to the GMIB Benefit Base will be deemed to occur at the time of the withdrawal, premium payment, or the deduction of the specified charges or taxes chargeable under the Contract. Adjustments for withdrawals (including related charges and excess interest adjustments) will reduce the GMIB Benefit Base in the same proportion that contract value was reduced on the date of that withdrawal. When (a) is greater than (b), not deducting the GMIB charge from (a) increases the GMIB Benefit Base and potentially the monthly income payments, while slightly increasing the GMIB charge.




 (To be used with VC4224 Rev. 05/02.)